                             SUBSCRIPTION AGREEMENT


                           PRIVATE PLACEMENT OF UP TO


              FIVE HUNDRED THOUSAND DOLLARS ($500,000) BRIDGE LOAN


                                HOW TO SUBSCRIBE

        The minimum investment which must be made by any subscriber is $50,000 in the form of a Note (individually, the "Note" and collectively, the "Notes") of REIT Americas, Inc. (the "Company"). Subscribers can purchase additional Notes in excess of the minimum amount of $50,000. Any qualified subscriber who wishes to purchase a Note should deliver the following items to the Company, at 2640 N. Swan Road, Suite 300, Tucson, AZ 85712, Attention: James Sellers.

        (1) one dated and executed copy of the Subscription Agreement with all blanks properly completed; and

        (2) a check payable to the order of "REIT Americas, Inc." in the amount being subscribed for.

THE NOTE BEING SUBSCRIBED FOR PURSUANT TO THIS SUBSCRIPTION AGREEMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE NOTE MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE NOTE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH STATE LAWS AS MAY BE APPLICABLE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. ADDITIONAL RESTRICTIONS ON TRANSFER OF THE NOTE ARE SET FORTH IN THIS SUBSCRIPTION AGREEMENT.


                             SUBSCRIPTION AGREEMENT

         SUBSCRIPTION AGREEMENT (the "Agreement") between REIT Americas, Inc., a Maryland corporation (the "Company"), and the purchaser identified on the signature page hereto (the "Subscriber").

                                   BACKGROUND

         Subscriber desires to loan, and the Company desires to accept a loan, up to that amount of loan as set forth in a Promissory Note of even date herewith between the Subscriber and the Company (the "Note") and as set forth on the signature page hereto, upon the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for the other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1.       SUBSCRIPTION FOR NOTE; WARRANTS.

                  (a) Subscriber hereby subscribes for and agrees to loan up to that amount set forth on the signature page hereto and as contained in the Note (the "Purchase Price") on the terms and conditions described herein and as set forth in the form of Note attached hereto as Exhibit C. The Note shall carry an interest rate of 8% per annum and the interest should be paid quarterly on each of April 1st, July 1st, October 1st and January 1st until the Maturity Date (as hereinafter defined), and a final balloon payment of outstanding principal and all accrued and unpaid interest on the date that is the earlier of (i) September 30, 2006 or (ii) the closing of a funding under an S-11 Registration Statement in excess of $2,000,000 (the "Maturity Date"). All other terms shall be as specified on the Note attached as Exhibit C hereto.

                  (b) Subscriber encloses herewith a check payable to the order of "REIT Americas, Inc." in an amount equal to the Purchase Price.

                  (c) The Company shall deliver a Warrant to Subscriber simultaneously with the execution of this Agreement in the form of warrant attached hereto as Exhibit D. One Warrant will be issued for each one dollar of the face amount of the Note. The exercise price of the Warrant shall be $.10 per share and shall have a term that expires on July 30, 2008. The Company shall also cause to be delivered a Registration Rights Agreement, from the Parent, to the Subscriber substantially in the form of Exhibit E hereto.

                  (d) By executing this Subscription Agreement, the Subscriber acknowledges that the Subscriber has been informed of various matters relating to the Company, including but not limited to, the Risk Factors described herein.

         2. REPRESENTATIONS AND WARRANTIES AS TO SUITABILITY STANDARDS.

                  Subscriber hereby represents and warrants that:

                  (a) Subscriber has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of the prospective investment in the Company and of protecting his own interests in connection therewith;

                  (b) Subscriber is acquiring the Note for Subscriber's own account, not on behalf of other persons, and for investment and not with a view to resale or distribution;

                  (c) Subscriber can bear the economic risk of losing Subscriber's entire investment;

                  (d) Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to Subscriber's net worth, Subscriber's investment in the Note will not cause such overall commitment to become excessive, and the investment is suitable for Subscriber when viewed in light of Subscriber's other securities holdings and Subscriber's financial situation and needs;

                  (e) Subscriber has adequate means of providing for Subscriber's current needs and personal contingencies;

                  (f) Subscriber recognizes that the Company is newly formed and that any investment in the Company involves substantial risk, and Subscriber has evaluated and fully understands all risks in Subscriber's decision to purchase Note hereunder, including, without limitation, the Risk Factors set forth on Exhibit "A" attached hereto;

                  (g) Subscriber understands that the offer and sale of the Securities have not been submitted to, reviewed by, nor have the merits of this investment been endorsed or approved by any state or federal agency, commission, authority or self regulatory organization;

                  (h) Subscriber understands the business in which the Company is engaged;

                  (i) If Subscriber is an individual, Subscriber is at least 18 years of age and a bona fide resident and domiciliary (not a temporary or transient resident) of the state or country indicated on the signature page hereof and Subscriber has no present intention of becoming a resident of any other state or jurisdiction;

                  (j) If Subscriber is not an individual, Subscriber is domiciled in the state or country indicated on the signature page hereof, has no present intention of becoming domiciled in any other state or jurisdiction and is an "Institutional Investor" as defined under the "blue sky" or securities laws or regulations of the state in which it is domiciled; and;

                  (k) Subscriber otherwise meets any special suitability standards applicable to Subscriber's state or country of residence or domicile.

                  (l) Subscriber is an "Accredited Investor" as such term is defined in Rule 501 of Regulation D under the Securities Act of 1993, as amended (the "Securities Act"), which definition is set forth on Exhibit "B" attached hereto.

                  (m) All of the written information pertaining to the Subscriber which the Subscriber has heretofore furnished to the Company, and all information pertaining to the Subscriber which is set forth in this Subscription Agreement, is correct and complete as of the date hereof and, if there should be any material change in such information hereafter, the Subscriber shall promptly furnish such revised or corrected information to the Company. Subscriber otherwise meets any special suitability standards applicable to the Subscriber's state of residence.

                  (n) Subscriber acknowledges that Dawson James Securities, Inc. is the placement agent with respect to the sale of securities hereunder and that Dawson James Securities, Inc. will be compensated as follows: (i) Dawson James Securities, Inc. shall be paid eight percent (8%) of the total proceeds resulting from the sale of the Notes, payable at each closing from subscription proceeds, and (ii) the Company will pay Dawson James Securities, Inc. a non-accountable expense allowance in the amount of three percent (3%) of the total proceeds resulting from the sale of the Notes. In addition, the Company has engaged the services of Dawson James Securities, Inc. as a financial consultant for a period of twelve months with compensation equal to 100,000 shares of Series A Preferred Stock of the Company, which convert into common stock of the Company at a ratio of ten shares of common stock for each share of preferred stock.

         3.       TRANSFER RESTRICTIONS.

                  (a) Subscriber represents that he understands that the sale or transfer of the Securities (being the Note and Warrant issued hereunder) are severely restricted and that:

                           (i) The Securities have not been registered under the
Securities Act or the laws of any other jurisdiction by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws, and that the Company's reliance on such exemptions is predicated on the accuracy and completeness of the Subscriber's representations, warranties, acknowledgments and agreements herein. The Securities cannot be sold or transferred by Subscriber unless subsequently registered under applicable law or an exemption from registration is available. The Company is not required to register the Securities or to make any exemption from registration available;

                           (ii) The right to sell or transfer any of the
Securities will be restricted as described in this Subscription Agreement which include restrictions against sale or transfer in violation of applicable securities laws, the requirement that an opinion of counsel be furnished that any proposed sale or transfer will not violate such laws and other restrictions and requirements; and

                           (iii) There will be no public market for the
Securities and Subscriber may not be able to sell or otherwise transfer the Securities. Accordingly, the Subscriber must bear the economic risk of Subscriber's investment for an indefinite period of time.

                  (b) Subscriber agrees that he will not offer to sell, sell or transfer the Securities or any part thereof or interest therein without registration under the Securities Act and applicable state securities laws or without providing to the Company an opinion of counsel acceptable to the Company that such offer, sale or transfer is exempt from registration under the Securities Act and under applicable state securities laws.

                  (c) The Subscriber acknowledges that the Securities will bear the following legend:

                           "The Securities have not been registered under the
                  Securities Act of 1933, as amended, or the securities laws of any state. The Securities may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel for the Company that the proposed transaction will be exempt from such registration."

                  Subscriber further acknowledges that the Company reserves the right to place a stop order against the Securities and to refuse to effect any transfers thereof in the absence of an effective registration statement with respect to the Securities or in the absence of an opinion of counsel to the Company that such transfer is exempt from registration under the Securities Act and under applicable state securities laws.

         4.       SUBSCRIBER'S REPRESENTATIONS AND WARRANTIES.

                  Subscriber represents and warrants that:

                  (a) Subscriber has received, has carefully read and understands the Company's Business Plan;

                  (b) Subscriber has been furnished with all additional documents and information which Subscriber has requested;

                  (c) Subscriber has had the opportunity to ask questions of and received answers from the Company concerning the Company, the Note and the Warrants and to obtain any additional information necessary to verify the accuracy of the information furnished;

                  (d) Subscriber has relied only on the foregoing information and documents in determining to make this subscription;

                  (e) The Executive Summary and other information furnished by the Company do not constitute investment, accounting, legal or tax advice and Subscriber is relying on professional advisers for such advice;

                  (f) All documents, records and books pertaining to Subscriber's investment have been made available for inspection by Subscriber and by Subscriber's attorney, and/or Subscriber's accountant and/or Subscriber's Subscriber representative, and the relevant books and records of the Company will be available upon reasonable notice, for inspection by investors during reasonable business hours at the Company's principal place of business;

                  (g) Subscriber and Subscriber's advisors (which advisors do not include the Company or its principals, representatives or counsel) have such knowledge and experience in legal, financial and business matters as to be capable of evaluating the merits and risks of investing in the Company and of making an informed investment decision;

                  (h) Subscriber understands, acknowledges and agrees that the Company is relying solely upon the representations and warranties made herein in determining to sell Subscriber the Note;

                  (i) The Subscriber has not paid or given any commission or other remuneration in connection with the purchase of the Note. The Subscriber has not received any public media advertisements and has not been solicited by any form of mass mailing solicitation; and

                  (j) THE SUBSCRIBER ACKNOWLEDGES THAT THE COMMON STOCK OF THE COMPANY IS NOT CURRENTLY LISTED OR QUOTED ON THE OTC BULLETIN BOARD, NASDAQ OR ANY OTHER EXCHANGE AND THAT THE COMPANY WILL USE ITS REASONABLE EFFORTS TO BECOME SO LISTED AFTER THE DATE HEREOF. THE COMPANY MAKES NO ASSURANCE THAT IT WILL BECOME LISTED OR QUOTED ON ANY EXCHANGE. AS A RESULT, THERE CAN BE NO ASSURANCE THAT THE COMMON STOCK UNDERLYING THE WARRANTS BEING DELIVERED TO SUBSCRIBER PURSUANT TO THIS AGREEMENT WILL EVER BE REGISTERED UNDER THE REGISTRATION RIGHTS AGREEMENT.

                  (k) The Subscriber understands the meaning and legal consequences of the foregoing representations and warranties. The Subscriber certifies that each of the foregoing representations and warranties is true and correct as of the date hereof and shall survive the execution hereof and the purchase of the Note.

         5. SUBSCRIPTION IRREVOCABLE BY SUBSCRIBER BUT SUBJECT TO ACCEPTANCE OR REJECTION BY THE COMPANY.

                  (a) This Subscription Agreement is not, and shall not be, revocable by Subscriber.

                  (b) The Company, in its sole discretion, has the right to terminate or withdraw the offering at any time, to accept or reject subscriptions in other than the order in which they were received, to reject any subscription in whole or in part, to allot to Subscriber less than the amount of Note subscribed for, and to return without interest the amount paid by Subscriber.

                  (c) The Subscriber understands and agrees that this Subscription Agreement is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's completion, execution and delivery of this Subscription Agreement.

                  (d) In the event of rejection of this subscription in whole (but not in part), or in the event the sale of the Note subscribed for by the Subscriber is not consummated by the Company for any reason (in which event this Subscription Agreement shall be deemed to be rejected), this Subscription Agreement and any other agreement entered into between the Subscriber and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly cause to be returned to the Subscriber the Purchase Price remitted by the Subscriber, without interest thereon or deduction therefrom. In the event that this subscription is accepted in part, the Company shall promptly cause to be returned to the Subscriber that portion of the Purchase Price remitted by the Subscriber which represents payment for the Note for which this subscription was not accepted, without interest thereon or deduction therefrom.

         6.       INDEMNIFICATION AND HOLD HARMLESS.

                  The Subscriber agrees that if the Subscriber breaches any agreement, representation or warranty the Subscriber has made in this Subscription Agreement, the Subscriber agrees to indemnify and hold harmless the Company and its directors, officers, employees, shareholders, financial advisors, attorneys and accountants against any claim, liability, loss, damage or expense (including, without limitation, attorneys' fees and other costs of investigating and litigating claims) caused, directly or indirectly, by the Subscriber's breach.

         7.       MISCELLANEOUS.

                  (a) This Subscription Agreement states the entire understanding between the parties with respect to the subject matter hereof, and supersedes all prior oral and written communications and agreements, and all contemporaneous oral communications and agreements, with respect to the subject matter hereof. The Company's Executive Summary is not part of this Subscription Agreement and is subject to change as circumstances require.

                  (b) This Subscription Agreement, upon acceptance by the Company, shall bind, benefit, and be enforceable by and against each party hereto and its successors, assigns, heirs administrators and executors. This Subscription Agreement in not transferable or assignable by the Subscriber. The agreements, representations and warranties contained herein shall be deemed to be made by and be binding upon the Subscriber and such Subscriber's heirs, executors, administrators, other personal representatives, and their respective successors and permitted assigns.

                  (c) If any provision of this Subscription Agreement is construed to be invalid, illegal or unenforceable, then the remaining provisions hereof shall not be affected thereby and shall be enforceable without regard thereto.

                  (d) Article and section headings in this Subscription Agreement are for convenience of reference only, do not constitute a part of this Subscription Agreement, and shall not affect its interpretation.

                  (e) Words used in this Subscription Agreement shall be construed to be of such number and gender as the context requires or permits. Unless a particular context clearly provides otherwise, the words "hereof" and "hereunder" and similar references refer to this Subscription Agreement in its entirety and not to any specific Section or subsection.

                  (f) THIS SUBSCRIPTION AGREEMENT IS MADE UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED SOLELY THEREIN, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

                  (g) Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address. Notices to the Company shall be addressed to the Company at 2960
N. Swan Road, Suite 300, Tucson, AZ 85712, Attention: James Sellers

                  (h) This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Subscription Agreement on the date set forth below.


Print Name of Subscriber(s)


/s/ Tom Pertrice, Jr.                  Subscription: I hereby subscribe for, and
---------------------------            agree to purchase a Note for a Purchase
Signature(s)                           Price of $________.

Residence/Domicile:


Street Number and Street



City/State/Zip Code


---------------------
Country



Telephone Number



Social Security/Taxpayer
Identification Number(s)

         The Company hereby accepts the foregoing subscription for $________ of a Note as of September __ , 2005.




                                        By:
                                           ------------------------------------

                                   EXHIBIT "A"

                                  RISK FACTORS

         AN INVESTMENT IN THE NOTES OFFERED HEREBY IS HIGHLY SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK. AN INVESTMENT SHOULD BE MADE ONLY BY INVESTORS WHO CAN AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT. EACH PROSPECTIVE INVESTOR, PRIOR TO MAKING AN INVESTMENT DECISION, SHOULD CAREFULLY CONSIDER THE FOLLOWING RISK FACTORS IN ADDITION TO, AND IN CONJUNCTION WITH, ALL OF THE OTHER INFORMATION PROVIDED IN THE SUBSCRIPTION AGREEMENT AND THE EXECUTIVE SUMMARY. THE RISK FACTORS REFLECTED BELOW AND ELSEWHERE IN THE SUBSCRIPTION AGREEMENT ARE NOT INTENDED TO BE AN EXHAUSTIVE LIST OF ALL RISKS INVOLVED, BUT MERELY A REPRESENTATIVE LISTING OF CERTAIN OF THOSE RISKS CURRENTLY CONTEMPLATED BY THE COMPANY.

Risks Inherent
in this
Company: WE ARE A START-UP ENTITY WITH NO EXISTING SALES, AND AN UNSUCCESSFUL OPERATIONAL AND FINANCIAL HISTORY. We have no sales or assets and an unsuccessful operating and financial history. There can be no assurances that we will be able to develop its business plan and investment objectives of the Company. There can be no assurance that we will be successful in meeting these challenges and addressing such risks and the failure to do so could have a materially adverse effect on our business, results of operations and financial condition.

                                    REVENUE RAISED FROM THIS PRIVATE PLACEMENT
                                    MAY NOT BE SUFFICIENT CAPITAL TO DEVELOP
                                    THIS BUSINESS. The funds being raised
                                    pursuant to this Subscription may are not sufficient capital to complete our business plan. There can be no assurances that we will be successful in raising all of funding sought in this Offering, or otherwise be able to obtain any future funding, in which event we may not be able to survive and develop in accordance with our business plan and the prospective investor could lose his/her/its entire investment.

                                    ANTICIPATED OPERATING LOSSES. We will incur substantial costs to develop, create and market its business; therefore operating losses are anticipated to occur and continue until we develop a broadly diverse portfolio. Any evaluation of our business and its prospects must be made in light of the risks and uncertainties frequently encountered by companies in a start up phase. There can be no assurance that management will be able to handle these risks and uncertainties successfully, and such a result could have a material adverse affect upon the business and financial results.

                                    DEPENDENCE ON MANAGEMENT. The development of the Company's business and operations is dependent upon the efforts and talents of its managers. The loss of the services of one or more of the key managers could have a material adverse effect on our business and financial results. We do not currently maintain key-man insurance on any of its key members.

                                    LACK OF CONTROL. You will have no
                                    opportunity to evaluate the
                                    prospective assets or other factors involved in making the selection of assets to include in our portfolio. You are dependent upon management making such decisions. If management is not successful in acquiring appropriate assets for our portfolio, it could have a material adverse effect on our business and operations.

                                    MARKET CONDITIONS. Changes in the real
                                    estate market could substantially affect the values of the properties and other assets in the portfolio and thus the value of your investment of the Company.

                                    LACK OF ASSET IDENTIFICATION. We have not identified the assets or properties we desire to acquire. Therefore, you have no opportunity to review the value of the assets or properties. In the start-up phase we will not have adequate amounts of capital to diversify our portfolio; thereby increasing the risk of factors negatively affecting the value of our assets, and our business and financial condition. Additionally, the capital raised hereunder will not be sufficient to allow the Company to acquire any real estate, and as a result the success of your investment is directly tied to our ability to raise additional capital in the future.

                                    DISCRETIONARY USE OF YOUR FUNDS. You have no control or discretion over how the Company spends the money you invest, and you must trust the judgment of the Company and its managers on how they spend your money. There can be no guarantee or assurances that the Company will spend the money in a manner that produces a rate of return or increases in shareholder value.

                                    CONFLICTS OF INTEREST. Conflicts of interest may exist between you and the Company in that the Company is managed by an Advisor whose interest may not always be the same as the company or the shareholders.

                                    RAPID GROWTH. If the Company is successful in developing its business plan, the anticipated future growth of the business could place a significant strain on our managerial, operational and financial resources. As we grow, we may be unable to manage our growth effectively and thus our business and financial results could suffer.

                                    LIMITED LIABILITY OF MANAGEMENT. The Company has adopted provisions to its Articles of Incorporation and Bylaws which limit the liability of Officers and Directors and provides for indemnification by the Company of Officers and Directors to the full extent permitted by Maryland law, which provides that officers and directors shall have no personal liability to the Company or its Members for monetary damages for breach of fiduciary duties as directors, except for a breach of their duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, unlawful payment of dividends or unit Stock purchases or redemptions, or any transaction from which a director derives an improper personal benefit. Such provisions substantially limit the investors' ability to hold officers and directors liable for breaches of fiduciary duty, and may require the Company to indemnify its officers and directors.

                                    ACCESS TO CAPITAL. We have very limited
                                    access to capital. There can be no
                                    assurances that we will have the necessary and appropriate levels of capital to operate or grow its business. We will require substantial additional capital in connection with the expansion of its business and the development of its business, and no assurance can be given that we will be able to obtain any additional capital. The failure to obtain additional financing could have a material adverse effect on our business and its financial condition and results of operations.

                                    EXPERTISE. Our business requires much
                                    expertise in a wide variety of functions.
                                    There can be no assurance that we will be able to maintain consultants and employees with the requisite levels of expertise or that the we will be able to attract and keep such employees in the future.

         Risks Related to the
         Nature of the
         Proposed Business:

                                    WE ARE SUBJECT TO GOVERNMENT REGULATION AND
                                    LEGAL UNCERTAINTIES.

                                    The healthcare and medical diagnostic
                                    industry is highly regulated at all levels.
                                    Such laws could result in substantial
                                    compliance costs and negatively interfere with the conduct, growth and financial performance of the business. The products offered by us are subject to certain federal and state government regulations. Our ability to provide such products is and will continue to be affected by such regulations. The implementation of unfavorable regulations or unfavorable interpretations of existing regulations by courts or regulatory bodies, could require us to incur significant compliance costs, cause the development of the affected markets to become impractical and otherwise adversely affect our financial performance and ability to continue as a going concern.

                                    IF WE USE ANY FUNDS TO LOAN MONEY ON
                                    COMMERCIAL REAL ESTATE, WE MAY HAVE
                                    DIFFICULTY PROTECTING OUR RIGHTS' AS A
                                    SECURED LENDER. There may be times we use capital to loan money secured by real estate, as opposed to outright purchases of real estate. In such event, although we believe that our loan documents will enable us to enforce our legal remedies against our borrowers, the rights' of the borrowers and other secured lenders may limit our practical realization of those benefits. For example:

                                    o        We may use a Land Trust, which may
                                             permit quicker non-judicial
                                             foreclosure of defaulting borrowers
                                             than does a conventional mortgage,
                                             as a security device. A defaulting
                                             borrower may attempt to challenge,
                                             judicially, the use of our Land
                                             Trust, in this manner.

                                    o        Unforeseen environmental hazards
                                             may subject us to unexpected
                                             liability and procedural delays in
                                             exercising our rights' and
                                             remedies.

                                    o        Rights' of senior or junior secured
                                             parties in the same property can
                                             create procedural hurdles for us
                                             when we foreclose our collateral.

                                    o        If we need to conduct a judicial
                                             foreclosure, such process is often
                                             subject to delays and protracted
                                             litigation. The value of the
                                             collateral may deteriorate and
                                             decrease during any delays
                                             resulting from foreclosure
                                             activities.

                                    o        The borrowers right of redemption
                                             during foreclosure proceedings can
                                             deter the sale of our collateral
                                             and can for all practical purposes
                                             require us to manage the property
                                             in the interim.

                                    o        In the event that we are successful
                                             in foreclosure proceedings, we may
                                             not be able to pursue deficiency
                                             judgments after we foreclose on the
                                             collateral.

                                    o        Federal bankruptcy laws can prevent
                                             us from pursuing our remedies at
                                             any point in the foreclosure
                                             process.

                                    WE MAY BECOME LIABLE FOR UNFORESEEN
                                    ENVIRONMENTAL OBLIGATIONS. As the owner of the real property, under applicable environmental laws, we may be fully liable for costs involved in cleaning up any contamination of hazardous materials located on or underneath the real property. Even though we may be entitled to indemnification from the person who caused the contamination, there is no assurance that the responsible person would be able to indemnify us to the full extent of our liability. Furthermore, we would still have operating, administrative and court expenses associated with this process for which we may not be entitled to indemnification.

                                    COMPETITION. We face intense competition from other companies that are much larger, have much greater cash available, have much greater marketing resources, and much larger number of employees and consultants to compete against us. These may include other REITS, banks, insurance companies, and pension funds. This may allow our competitors to devote much greater resources to the promotion and development of their business.

                                    There can be no assurance that we will be successful in its endeavors against competitors who wish to challenge our attempts to build our business and develop market share. We may not be able to compete effectively against current or future competitors and the competitive pressures we face may cause our business and financial results to suffer. We expect that competition within our markets will increase and we may not be able to keep up with the competition or successfully manage strategies to compete effectively against current or future competitors.

                                    ABILITY TO IMPLEMENT THE COMPANY'S GROWTH
                                    STRATEGY. Our growth strategy is dependent upon our ability to attract sufficient financing to fund the development of its marketing plan, and to attract and maintain key employees. Implementation of this strategy will depend in large part on the Company's ability to: (i) widely promote its business concept; (ii) obtain adequate financing on favorable terms to fund this growth strategy; (iii) retain attorneys and consultants with high levels of expertise;
                                    (iv) hire, train and retain skilled managers and employees; and

                                    (v) develop a corporate infrastructure and internal systems to manage the growth. Our failure with respect to any or all of these factors could impair its ability to successfully implement its growth strategy, which could have a material adverse effect on our results of operations and financial condition.

                                    ABILITY TO REACT TO MARKET CHANGES. Our
                                    success is partially dependent upon its
                                    ability to develop its market and its
                                    ability, or lack thereof, to change its
                                    business model as may be necessary to
                                    changing market and conditions. Our ability to successfully implement its business model as well as its ability to modify or change its business model to fit the needs of a changing market place are critical factors to our success Company, and its inability to do this can have a material adverse affect on our business and financial condition.


Risks Related to
the Offering:                       NO LIQUID PUBLIC MARKET FOR SECURITIES. The
                                    securities offered hereunder are not
                                    publicly traded on any exchange market.
                                    There is no regular and established public trading market for the securities being offered hereby, and therefore the ability to liquefy your holdings may be unattainable.

                                    MANAGEMENT CONTROL. Upon completion of this offering, current management of the Company will have absolute control of the Company. Investors in this offering as a group will have no ability to remove, control or direct such management, nor will the investors have any voting rights in the Company.

                                    USE OF PROCEEDS. Our management will have broad discretion on how to utilize the net proceeds generated from this offering and the timing of any expenditures. Investors may not agree with the way our management decides to spend these proceeds. Investors have no discretion on how we spend the money raised from an investor. The use of proceeds from this Offering will be for working capital purposes and establishment of infrastructure and marketing mechanisms. None of the proceeds will be utilized to acquire any assets. Some of the proceeds may be used for deposits on real estate contracts, which deposits will be at risk unless we can obtain additional financing.

                                   EXHIBIT "B"

                               ACCREDITED INVESTOR


An Accredited Investor is one who meets one of the following criteria:

1. An individual whose net worth or joint net worth (i.e., total assets in excess of total liabilities) with a spouse (including homes, furnishings, etc.) exceeds $1,000,000.

2. An individual who had gross income in excess of $200,000 in 2003 and 2004 and expects the same in 2005.

3. An individual whose joint gross income with a spouse exceeded $300,000 in 2003 and 2004 and expects the same in 2005.

4. A corporation, partnership, trust or other business entity, which has total assets in excess of $5,000,000 and which has not been formed for the specific purpose of acquiring the Notes offered hereby.

5. A corporation, partnership, trust or other business entity that does not qualify as an "Accredited Investor" under the Securities Act of 1933, Rule 501(a)(1) but whose individual owners are Accredited Investors; in other words, their individual owners meet the Accredited Investor criteria of numbers 1, 2 or 3 above.

                                    EXHIBIT C
                                 PROMISSORY NOTE

                                    EXHIBIT D
                                     WARRANT

                                    EXHIBIT E
                          REGISTRATION RIGHTS AGREEMENT

                                      B-4